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                           SYNTHETIC INDUSTRIES, L.P.
                               309 LAFAYETTE ROAD
                           CHICKAMAUGA, GEORGIA 30707
                                 (706) 375-3121



                               IMPORTANT REMINDER
                          PLEASE VOTE BLUE PROXY TODAY


                                                               October 31, 1997

Dear Limited Partner:

     We have previously mailed to you proxy materials relating to the Special Meeting of Limited Partners of Synthetic Industries, L.P. The Special Meeting is scheduled for Friday, November 7, 1997, only one week from today.

     According to our latest records, we have not received your Blue Proxy for this important meeting. WE WANT TO HEAR FROM AS MANY LIMITED PARTNERS AS POSSIBLE. YOUR VOTE IS IMPORTANT. EVEN IF YOU CANNOT ATTEND THE SPECIAL MEETING, PLEASE TAKE A MOMENT TO SIGN, DATE AND RETURN THE ENCLOSED DUPLICATE BLUE PROXY PROMPTLY IN THE RETURN FEDERAL EXPRESS ENVELOPE PROVIDED FOR YOUR CONVENIENCE.

     PLEASE REMEMBER THAT ANY PREVIOUS WHITE PROXY OR WITHDRAWAL ELECTION FORMS PREVIOUSLY SENT TO THE SOLICITATION AGENT ARE INVALID AND WILL NOT BE COUNTED OR GIVEN EFFECT. WE APOLOGIZE FOR THE INCONVENIENCE THIS MAY HAVE CAUSED.

     If you did not receive or cannot locate the Joint Proxy Statement and Prospectus (the "Proxy Statement") and the Supplement thereto, please call the Solicitation Agent at (800) 488-8095 to receive a copy.

     Thank you for your cooperation.



                                               Sincerely,

                                               SI Management, L.P.
                                               General Partner



           YOUR VOTE IS IMPORTANT AND TIME IS SHORT, PLEASE ACT TODAY.